SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                    --------




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report(Date of Earliest Event Reported):
                                February 7, 2002





                                 CTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)







         Indiana                         1-4639                35-0225010
(State or Other Jurisdiction    (Commission File Numbers)   (I.R.S. Employer
of Incorporation)                                          Identification Nos.)



905 West Boulevard North
Elkhart, Indiana                                                  46514
(Address of Principal Executive Offices)                        (Zip Code)



Registrants' Telephone Number, Including Area Code:  (574) 293-7511



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

                  Information from the balance sheets, dated December 31, 2001; December 31, 2000, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference, will be included in materials presented by CTS Corporation at the Wall Street Analyst Forum,
                  February 13, 2002.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.



                  (a)      Financial Statements of Business Acquired.
                           Not applicable.



                  (b)      Pro Forma Financial Information.
                           Not applicable.



                  (c)      Balance Sheets, Dated December 31, 2001;
                           December 31, 2000.



                  The following exhibits are filed with this report:



                  Exhibit No.      Exhibit Description
                  -----------      -------------------

                       99.1        Balance Sheets Dated December 31, 2001;
                                   December 31, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            CTS CORPORATION


                            /s/ Richard G. Cutter
                                --------------------------------
                                By: Richard G. Cutter
                                    Vice President, Secretary
                                     and General Counsel


Date:  February 7, 2002

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                Exhibit Description
-----------                -------------------

     99.1                  Balance Sheets Dated December 31, 2001;
                           December 31, 2000

                                                              Exhibit 99.1








                                 CTS Corporation
                Condensed Consolidated Balance Sheets- Unaudited
                ------------------------------------------------

                                           December             December
                                           31, 2001            31, 2000 *
                                           --------            ----------
                                          (Unaudited)

Cash and equivalents                       $ 13,255            $  20,564
Accounts receivable, net                     81,563              145,920
Inventories, net                             50,149              104,316
Other current assets                         55,707               34,896
                                           --------             --------
     Total current assets                   200,674              305,696
                                           --------             --------

Property, Plant & Equipment, net            191,958              224,861
Other Assets                                175,299              142,372
                                           --------             --------
            Total Assets                   $567,931             $672,929
                                           ========             ========

Current maturities of long-term debt       $ 27,500             $ 10,000
Notes payable                                     -                7,397
Accounts payable                             50,842              100,394
Other accrued liabilities                    75,515               85,100
                                           --------             --------
     Total current liabilities              153,857              202,891
                                           --------             --------

Long-term debt                              125,013              178,000
Other long-term obligations                   2,836                6,689
Other liabilities                            43,352               38,992
Shareholders' equity                        242,873              246,357
                                           --------             --------
            Total Liabilities and
             Shareholders' Equity          $567,931             $672,929
                                           ========             ========

* The balance sheet at December 31, 2000 has been derived from the audited financial statements at that date.